UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                Investment Company Act file number_811-04787

_Franklin New York Tax-Free Trust
(Exact name of registrant as specified in charter)

_One Franklin Parkway, San Mateo, CA  94403-1906
(Address of principal executive offices)           (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906
(Name and address of agent for service)

Registrant's telephone number, including area code: _650 312-2000

Date of fiscal year end: _9/30

Date of reporting period: 9/30/16

Item 1. Reports to Stockholders.

FRANKLIN TEMPLETON INVESTMENTS

Annual Report and Shareholder Letter
September 30, 2016

Franklin New York Intermediate-Term Tax-Free Income Fund

A SERIES OF FRANKLIN NEW YORK TAX-FREE TRUST

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Contents

Annual Report
Franklin New York Intermediate-Term Tax-Free
Income Fund	3
Performance Summary	7
Your Fund’s Expenses	10
Financial Highlights and Statement of Investments	11
FinancialStatements	20
Notes to Financial Statements	23
Report of Independent Registered
Public Accounting Firm.	30
Tax Information.	31
Board Members and Officers	32
Shareholder Information	37

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

2 Not part of the annual report

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Annual Report

Franklin New York Intermediate-Term Tax-Free Income Fund

We are pleased to bring you Franklin New York Intermediate-Term Tax-Free Income Fund’s annual report for the fiscal year ended September 30, 2016.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal, New York State and New York City personal income taxes as is consistent with prudent investment management and preservation of shareholders’ capital by investing at least 80% of its total assets in securities that pay interest free from federal income taxes and New York State personal income taxes.1 As a non-fundamental policy, the Fund also normally invests at least 80% of its total assets in securities that pay interest free from the personal income taxes of New York City.1 The Fund maintains a dollar-weighted average portfolio maturity (the time at which the debt must be repaid) of three to 10 years, and only buys securities rated, at the time of purchase, in one of the top four ratings categories by one or more U.S. nationally recognized rating services (or comparable unrated or short-term rated securities).

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $11.75 on September 30, 2015, to $11.94 on September 30, 2016. The Fund’s Class A shares paid dividends totaling 30.32 cents per share for the reporting period.2 The Performance Summary beginning on page 7 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 2.34% based on an annualization of September’s 2.38 cent per share dividend and the maximum offering price of $12.21 on September 30, 2016. An investor in the 2016 maximum combined effective federal and New York State and City personal income tax bracket of 48.73% (including 3.8% Medicare tax) would need to earn a distribution rate of 4.78% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary. Dividend distributions were affected by continued low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Credit Quality Breakdown*
9/30/16
% of Total
Ratings	Investments
AAA	17.28%
AA	63.83%
A	11.02%
BBB	0.98%
Refunded	6.89%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this breakdown.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

State Update

Over the 12 months under review, New York’s robust and well-diversified economy continued to progress amid an improved housing market and favorable labor market conditions. Consumer confidence in the economy and low mortgage rates helped the state’s real estate market generate healthy price increases and reach record sales levels in August 2016. Additionally, New York boasts a significant presence of corporate headquarters and attracts a highly educated and global workforce, which supported job growth during the

1. For investors subject to alternative minimum tax, a small portion of the Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.
2. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income. All fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 14.

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FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND

Dividend Distributions*
10/1/15–9/30/16
	Dividend per Share (cents)
			Advisor
Month	Class A	Class C	Class
October	2.60	2.08	2.68
November	2.60	2.08	2.68
December	2.60	2.06	2.67
January	2.60	2.06	2.67
February	2.55	2.01	2.62
March	2.55	2.00	2.64
April	2.55	2.00	2.64
May	2.55	2.00	2.64
June	2.48	1.93	2.58
July	2.48	1.93	2.58
August	2.38	1.83	2.48
September	2.38	1.82	2.48
Total	30.32	23.80	31.36

*The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

period. New York’s unemployment rate declined from 5.0% in September 2015 to 4.8% at period-end, slightly below the national average of 5.0%.3

The combination of budget reforms and spending restraint has enhanced New York’s financial position. Deficits in New York’s general fund, which receives the majority of state taxes and income, were eliminated and turned into operation surpluses used to bolster reserves. In January 2016, New York’s governor released the fiscal year (FY) 2017 executive budget proposal, which limits overall expenditures growth and emphasizes structural balance through controlled spending. The proposed budget included investments in health care and Medicaid reform, education and environmental initiatives. In the FY 2017 budget, school aid continued to represent the largest state-supported program.

The state has received substantial financial settlements from banks and insurers since FY 2015 and has used these funds to support economic development and bolster infrastructure. The remaining windfall from monetary settlements with financial institutions has been set aside primarily for one-time investments and reserves.

New York’s net tax-supported debt was moderately high at 5.4% of personal income and $3,021 per capita, compared with the 2.5% and $1,025 national medians, respectively.4 During the year under review, independent credit rating agency Standard and Poor’s (S&P) affirmed its rating of New York’s general obligation debt at AA+ with a stable outlook.5 S&P’s rating and outlook reflected its view of the state’s strong financial management and well-established budget practices. S&P also noted New York’s stable budget and financial trends due to improved structural alignment, on-time budget enactment, general expenditure restraint and a well-funded pension system. These strengths are counterbalanced by revenue volatility stemming from New York’s dependence on the financial sector and personal income tax revenues.

Municipal Bond Market Overview

The municipal bond market outperformed the U.S. Treasury market but underperformed U.S. stock markets during the 12-month period ended September 30, 2016. Investment-grade municipal bonds, as measured by the Bloomberg Barclays Municipal Bond Index, generated a +5.58% total return for the period, while U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, posted a +4.09% total return.6 U.S. equities, as represented by the Standard & Poor’s® 500 Index, outperformed municipals with a +15.43% total return for the reporting period.6 Following a sell-off that began in November 2015, U.S. equities rebounded sharply in February. This trend marked the beginning of a period of “risk on” sentiment that lasted through period-end and impacted the fixed income markets as well. Both high yield corporates and high yield municipals outperformed their investment-grade counterparts.

After raising its target range for the federal funds rate to 0.25%–0.50% at its December meeting, the Federal Reserve (Fed) maintained the rate through period-end. Although the Fed hinted at an interest rate hike in June, subsequent reports showed job additions slowed substantially in May. Consequently, at its June meeting, the Fed kept the federal funds rates unchanged, and indicated that in determining the timing and size of future adjustments to the target range, it will assess realized and expected economic conditions relative to its objectives of maximum employment and 2.00% inflation. The Fed expects economic conditions to evolve in a manner that could warrant only gradual increases in the federal funds rate.

3. Source: Bureau of Labor Statistics.
4. Source: Moody’s Investors Service, State Debt Medians 2016: Medians - Total Debt Remains Static in 2016, 5/6/16.
5. This does not indicate S&P’s rating of the Fund.

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FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND

Benchmark 10-year and 30-year tax-exempt interest rates ended the period lower than where they began.

Municipal bond funds finished the period with 52 consecutive weeks of inflows, reflecting solid demand for tax-exempt debt. Bonds with longer maturities generally performed better than bonds with shorter maturities. In addition, high yield municipal bonds fared better than investment-grade municipal bonds. High yield tax-exempt bonds, as measured by the Barclays High Yield Municipal Bond Index, generated a +11.32% total return for the period.6 Approximately $355 billion in bonds were issued over the past 12 months; this was offset, however, by the approximately $325 billion in bonds that either matured or were called out of the market, making net supply slightly positive for the period, at $30 billion.7 This was a supportive supply and demand dynamic that contributed to positive returns for the period.

Several developments affected Puerto Rico bonds over the reporting period. Puerto Rico and its municipal issuers continued to experience significant financial difficulties, which created additional strain on a commonwealth already facing economic stagnation and fiscal imbalances. These challenges also led to liquidity issues including reduced access to the financial markets.

On May 19, 2016, the House Committee on Natural Resources introduced a bill, the Puerto Rico Oversight, Management and Economic Stability Act (PROMESA), which sought to provide an oversight board as well as a restructuring process. PROMESA was approved by Congress and signed into law by President Obama on June 30, 2016. On August 31, 2016, the President appointed the seven member oversight board. It is unclear at this time what potential impact, if any, that PROMESA may have on ongoing restructuring discussions, including discussions with PREPA detailed below.

We look forward to continuing to work with Puerto Rico and its new oversight board to promote responsible solutions to the island’s fiscal and economic problems so it may regain needed access to the capital markets.

As part of the Puerto Rico Electric Power Authority (PREPA) forbearing creditor group (Ad Hoc Group), we have been participating in discussions related to the PREPA bonds we own. On December 23, 2015, PREPA and more than 70% of its creditors reached an agreement on an Amended and Restated Restructuring Support Agreement (RSA) that would provide, among other things, for a restructuring of PREPA debt at 85 cents on the dollar for some of its outstanding debt, and outlined a Bond Purchase Agreement (BPA) whereby certain of those creditors would purchase new bonds to be issued by PREPA.

Legislation to establish the necessary securitization framework for the new PREPA debt was passed on February 16, 2016. In June, the Puerto Rico Energy Commission approved a “transition” charge to PREPA customers that will secure the new debt that will be issued to facilitate the PREPA restructuring. In our view, the implementation of the RSA provides the basis for PREPA to provide more reliable and lower-cost service, fund its capital needs for the medium term, help ensure environmental compliance, diversify generation resources to include more natural gas, and provide jobs.

On April 5, 2016, the Governor signed legislation allowing him to impose a debt moratorium on most debt issued by Puerto Rico and its agencies and that stays all related litigation until January 2017. Subsequently, the Governor declared the aforementioned moratorium for several issuers. During the period under review, Puerto Rico has defaulted on some of its debt and at this point it is unclear what it will pay in the future.

In June 2014, Puerto Rico enacted its own bankruptcy law called the Debt Enforcement and Recovery Act (DERA). Certain Franklin municipal bond funds and another fund family quickly brought suit against Puerto Rico saying, among other things, that the U.S. Bankruptcy Code pre-empted DERA. In July 2015, the U.S. Court of Appeals for the First Circuit ruled 3-0 in our favor, affirming the prior ruling by the District Court in Puerto Rico that the U.S. Bankruptcy Code pre-empts DERA. Puerto Rico appealed to the U.S. Supreme Court, which heard the case on March 22, 2016, and on June 13, 2016 ruled 5-2 to uphold the First Circuit ruling.

At period-end, we maintained our positive view of the municipal bond market. We believe municipal bonds continue to be an attractive asset class among fixed income securities, and we intend to follow our solid discipline of investing to maximize income, while seeking value in the municipal bond market.

Investment Strategy

We use a consistent, disciplined strategy in an effort to maximize tax-exempt income for our shareholders by seeking

6. Source: Morningstar. Treasuries, if held to maturity, offer a fixed rate of return and a fixed principal value; their interest payments and principal are guaranteed.
7. Source: Goldman Sachs Securities Division, Bloomberg.
See www.franklintempletondatasources.com for additional data provider information.

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Annual Report

FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND

Portfolio Breakdown
9/30/16
% of Total
Investments*
Transportation	19.5%
General Obligation	18.4%
Subject to Government Appropriations	16.0%
Tax-Supported	15.1%
Refunded**	8.1%
Utilities	7.5%
Higher Education	6.7%
Hospital & Health Care	5.2%
Other Revenue	3.2%
Housing	0.3%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Breakdown.

to maintain exposure to higher coupon securities while balancing risk and return within the Fund’s range of allowable investments. We generally employ a buy-and-hold approach and invest in securities we believe should provide the most relative value in the market. We do not use leverage or derivatives, nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets.

Manager’s Discussion

Consistent with our strategy, we typically look to construct a portfolio that maintains a dollar-weighted average maturity of three to 10 years. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders. The Fund did not own any securities issued by U.S. territories, such as Puerto Rico, during the period under review.

Thank you for your continued participation in Franklin New York Intermediate-Term Tax-Free Income Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of September 30, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND

Performance Summary as of September 30, 2016

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 9/30/16

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 2.25% and the minimum is 0%. Class A: 2.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

	Cumulative	Average Annual	Total Annual
Share Class	Total Return[1]	Total Return[2]	Operating Expenses[3]
A			0.65%
1-Year	+4.24%	+1.89%
5-Year	+19.43%	+3.15%
10-Year	+49.27%	+3.85%
Advisor[4]			0.55%
1-Year	+4.31%	+4.31%
5-Year	+19.96%	+3.71%
10-Year	+50.70%	+4.19%

	Distribution	Taxable Equivalent	30	-Day	Taxable Equivalent 30-Day
Share Class	Rate[5]	Distribution Rate[6]	Standardized Yield[7]		Standardized Yield[6]
A	2.34%	4.78%	0.69%		1.35%
Advisor	2.49%	5.09%	0.81%		1.58%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 9 for Performance Summary footnotes.

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FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

See page 9 for Performance Summary footnotes.

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FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Net Asset Value
Share Class (Symbol)	9/30/16	9/30/15	Change
A (FKNIX)	$11.94	$11.75	+$0.19
C (FKNCX)	$11.98	$11.79	+$0.19
Advisor (FNYZX)	$11.97	$11.78	+$0.19

Distributions[10] (10/1/15–9/30/16)
	Dividend
Share Class	Income
A	$0.3032
C	$0.2380
Advisor	$0.3136

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest more than 25% of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. Because the Fund may invest in obligations for which banks and other financial institutions may provide liquidity guarantees or credit enhancements, it may be vulnerable to setbacks in that industry. Liquidity risk exists when the markets for particular securities or types of securities or other investments are or become relatively illiquid so that the Fund is unable, or it becomes more difficult for the Fund, to sell the security at the price at which the Fund has valued the security. Illiquidity may result from political, economic or issuer specifics events; supply/demand imbalance; changes in a specific market’s size or structure, including the number of participants; or overall market disruptions. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.
3. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Financial Highlights in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
4. Effective 12/1/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 12/1/08, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 12/1/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 12/1/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +47.80% and
+5.12%.
5. Distribution rate is based on an annualization of the respective class’s September dividend and the maximum offering price (NAV for Advisor Class) per share on 9/30/16.
6. Taxable equivalent distribution rate and yield assume the published rates as of 6/16/16 for the maximum combined effective federal and New York state and City personal income tax rate of 48.73%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.
7. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.
8. Source: Morningstar. The Bloomberg Barclays Municipal Bond Index: 10-Year Component is the 10-year (8-12) component of the Bloomberg Barclays Municipal Bond Index, which is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, S&P and Fitch.
9. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index (CPI) is a commonly used measure of the inflation rate.
10. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.
See franklintempletondatasources.com for additional data provider information.

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FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

			Actual	Hypothetical
		(actual return after expenses)		(5% annual return before expenses)

			Expenses		Expenses
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value 4/1/16	Value 9/30/16	4/1/16–9/30/16[1]	Value 9/30/16	4/1/16–9/30/16[1]	Ratio

A	$1,000	$1,016.70	$3.28	$1,021.75	$3.29	0.65%
C	$1,000	$1,013.00	$6.04	$1,019.00	$6.06	1.20%
Advisor	$1,000	$1,017.10	$2.77	$1,022.25	$2.78	0.55%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above–in the far right column–multiplied by the simple average account value over the period indicated, and then multiplied by 183/366 to reflect the one-half year period.

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FRANKLIN NEW YORK TAX-FREE TRUST

Financial Highlights
Franklin New York Intermediate-Term Tax-Free Income Fund
		Year Ended September 30,
	2016	2015	2014	2013	2012
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.75	$11.74	$11.41	$11.96	$11.47
Income from investment operations[a]:
Net investment income[b]	0.30	0.32	0.33	0.33	0.34
Net realized and unrealized gains (losses)	0.19	0.01	0.33	(0.56)	0.50
Total from investment operations	0.49	0.33	0.66	(0.23)	0.84
Less distributions from net investment income	(0.30)	(0.32)	(0.33)	(0.32)	(0.35)
Net asset value, end of year.	$11.94	$11.75	$11.74	$11.41	$11.96

Total return[c]	4.24%	2.81%	5.88%	(1.99)%	7.39%

Ratios to average net assets
Expenses	0.65%	0.65%	0.66%	0.65%	0.66%
Net investment income	2.54%	2.71%	2.87%	2.77%	2.93%

Supplemental data
Net assets, end of year (000’s)	$574,905	$535,083	$522,201	$599,752	$619,530
Portfolio turnover rate	3.30%	6.32%	8.88%	9.94%	4.90%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

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FRANKLIN NEW YORK TAX-FREE TRUST
FINANCIAL HIGHLIGHTS

Franklin New York Intermediate-Term Tax-Free Income Fund (continued)
		Year Ended September 30,
	2016	2015	2014	2013	2012
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.79	$11.78	$11.44	$11.99	$11.50
Income from investment operations[a]:
Net investment income[b]	0.24	0.25	0.27	0.26	0.28
Net realized and unrealized gains (losses)	0.19	0.01	0.34	(0.56)	0.49
Total from investment operations	0.43	0.26	0.61	(0.30)	0.77
Less distributions from net investment income	(0.24)	(0.25)	(0.27)	(0.25)	(0.28)
Net asset value, end of year.	$11.98	$11.79	$11.78	$11.44	$11.99

Total return[c]	3.57%	2.22%	5.40%	(2.54)%	6.78%

Ratios to average net assets
Expenses	1.20%	1.20%	1.21%	1.20%	1.21%
Net investment income	1.99%	2.16%	2.32%	2.22%	2.38%

Supplemental data
Net assets, end of year (000’s)	$192,805	$165,045	$153,264	$151,209	$160,622
Portfolio turnover rate	3.30%	6.32%	8.88%	9.94%	4.90%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

12 Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

FRANKLIN NEW YORK TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin New York Intermediate-Term Tax-Free Income Fund (continued)
		Year Ended September 30,
	2016	2015	2014	2013	2012
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.78	$11.77	$11.43	$11.99	$11.50
Income from investment operations[a]:
Net investment income[b]	0.32	0.33	0.34	0.34	0.36
Net realized and unrealized gains (losses)	0.18	0.01	0.34	(0.57)	0.49
Total from investment operations	0.50	0.34	0.68	(0.23)	0.85
Less distributions from net investment income	(0.31)	(0.33)	(0.34)	(0.33)	(0.36)
Net asset value, end of year.	$11.97	$11.78	$11.77	$11.43	$11.99

Total return	4.31%	2.90%	6.07%	(1.97)%	7.48%

Ratios to average net assets
Expenses	0.55%	0.55%	0.56%	0.55%	0.56%
Net investment income	2.64%	2.81%	2.97%	2.87%	3.03%

Supplemental data
Net assets, end of year (000’s)	$425,166	$365,499	$313,114	$178,788	$170,270
Portfolio turnover rate	3.30%	6.32%	8.88%	9.94%	4.90%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.

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The accompanying notes are an integral part of these financial statements. | Annual Report 13

FRANKLIN NEW YORK TAX-FREE TRUST

Statement of Investments, September 30, 2016
Franklin New York Intermediate-Term Tax-Free Income Fund
	Principal
	Amount	Value

Municipal Bonds 98.8%
New York 98.8%
Albany IDA Civic Facility Revenue, St. Peter’s Hospital Project, Series A, Pre-Refunded, 5.75%, 11/15/22 .	$4,090,000	$4,312,987
Allegany County GO,
Public Improvement, Refunding, BAM Insured, 5.00%, 9/15/24	1,135,000	1,432,427
Public Improvement, Refunding, BAM Insured, 5.00%, 9/15/26	1,245,000	1,556,437
Brookhaven GO,
Suffolk County, Public Improvement, Series B, 3.00%, 1/15/27.	3,290,000	3,472,661
Suffolk County, Public Improvement, Series B, 3.00%, 1/15/28.	4,420,000	4,618,767
East Meadow Union Free School District GO, Nassau County, Refunding, 5.00%, 8/15/20	1,400,000	1,608,124
Erie County IDA School Facility Revenue,
City School District of the City of Buffalo Project, Series A, Pre-Refunded, 5.00%, 5/01/20	8,345,000	9,215,217
City School District of the City of Buffalo Project, Series A, Pre-Refunded, 5.25%, 5/01/24	16,520,000	18,347,442
Erie County Water Authority Water Revenue, Refunding, 5.00%, 12/01/17	1,935,000	2,027,822
Harrison GO,
Westchester County, Public Improvement, Refunding, 3.00%, 12/15/18.	1,020,000	1,067,114
Westchester County, Public Improvement, Refunding, 4.00%, 12/15/20.	1,110,000	1,246,930
Haverstraw-Stony Point CSD,
GO, Refunding, 5.00%, 10/15/25	850,000	1,050,923
GO, Refunding, AGMC Insured, 5.00%, 10/15/31	600,000	725,772
Long Island Power Authority Electric System Revenue, General, Refunding, Series B, 5.00%, 9/01/26.	5,000,000	5,982,300
Monroe County GO,
Public Improvement, Series A, Assured Guaranty, 4.50%, 6/01/20	2,855,000	3,091,879
Public Improvement, Series A, Assured Guaranty, 4.75%, 6/01/23	2,860,000	3,111,194
Monroe County IDA School Facility Revenue,
Rochester Schools Modernization Project, 5.00%, 5/01/26	5,000,000	6,056,500
Rochester Schools Modernization Project, 5.00%, 5/01/29	9,645,000	11,530,019
Rochester Schools Modernization Project, 5.00%, 5/01/29	1,175,000	1,455,578
Monroe County IDC Revenue,
University of Rochester Project, Refunding, Series A, 5.00%, 7/01/25	5,445,000	6,681,614
University of Rochester Project, Refunding, Series A, 5.00%, 7/01/27	6,220,000	7,587,965
MTA Dedicated Tax Fund Revenue,
Capital Appreciation, Refunding, Series A, zero cpn., 11/15/32	70,000,000	44,866,500
[a] Refunding, Sub Series B-3B, 5.00%, 11/15/30	5,000,000	6,335,450
MTA Revenue,
Transportation, Green Bonds, Refunding, Series A1, 5.00%, 11/15/29	4,440,000	5,511,594
Transportation, Series A, AGMC Insured, 5.50%, 11/15/22	8,765,000	10,955,812
Transportation, Series A, AGMC Insured, 5.50%, 11/15/23	10,000,000	12,773,500
Transportation, Series B, NATL Insured, 5.25%, 11/15/20	11,250,000	13,111,537
Transportation, Series E, BAM Insured, 5.00%, 11/15/27	8,900,000	10,919,410
MTA Service Contract Revenue, Refunding, Series A, 5.75%, 7/01/18	1,310,000	1,421,494
Nassau County GO,
General Improvement, Series A, AGMC Insured, 4.25%, 4/01/26	10,540,000	11,624,777
General Improvement, Series C, 4.00%, 10/01/24	6,200,000	6,742,686
Series A, 4.25%, 12/01/23	5,615,000	6,208,449
Series B, 4.25%, 12/01/23	5,925,000	6,551,213
Series C, AGMC Insured, 5.00%, 7/01/17	4,000,000	4,120,160
New York City GO,
Fiscal 2008, Refunding, Series A, Sub Series A-1, 5.00%, 8/01/17	500,000	517,000
Fiscal 2008, Series E, 5.00%, 8/01/19	3,000,000	3,104,550
Fiscal 2008, Series L, Sub Series L-1, 5.00%, 4/01/23	10,000,000	10,601,900
Fiscal 2012, Series D, Sub Series D-1, 5.00%, 10/01/24	5,000,000	5,912,100
Fiscal 2014, Refunding, Series K, 5.00%, 8/01/20	8,770,000	10,060,856

14 Annual Report

franklintempleton.com

FRANKLIN NEW YORK TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin New York Intermediate-Term Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
New York (continued)
New York City GO, (continued)
Fiscal 2015, Refunding, Series A, 5.00%, 8/01/26	$10,000,000	$12,457,000
Fiscal 2016, Refunding, Series A, 5.00%, 8/01/26	9,000,000	11,423,430
New York City HDC, MFHR, Series C-1, 5.00%, 11/01/24	2,810,000	3,080,013
New York City Health and Hospitals Corp. Revenue, Health System, Series A, 5.00%, 2/15/18	8,000,000	8,443,760
New York City IDAR, Capital Appreciation, Yankee Stadium Project, Pilot, Assured Guaranty, zero cpn.,
3/01/21	10,150,000	9,334,549
New York City Municipal Water Finance Authority Water and Sewer System Revenue,
Second General Resolution, Fiscal 2012, Refunding, Series EE, 5.00%, 6/15/28	8,000,000	9,600,000
Second General Resolution, Fiscal 2012, Refunding, Series FF, 5.00%, 6/15/22	6,800,000	8,247,312
Second General Resolution, Fiscal 2014, Refunding, Series DD, 5.00%, 6/15/23	6,000,000	7,449,240
Second General Resolution, Fiscal 2015, Refunding, Series DD, 5.00%, 6/15/29	7,790,000	9,668,325
Second General Resolution, Fiscal 2015, Refunding, Series GG, 5.00%, 6/15/27.	10,000,000	12,684,200
New York City Transitional Finance Authority Building Aid Revenue,
Fiscal 2007, Series S-1, NATL Insured, 5.00%, 7/15/18	550,000	556,562
Fiscal 2009, Series S-3, 5.00%, 1/15/22	11,865,000	12,990,277
Fiscal 2009, Series S-4, 5.00%, 1/15/20	1,000,000	1,095,320
Fiscal 2012, Series S-1, Sub Series S-1A, 5.00%, 7/15/26	9,020,000	10,615,999
New York City Transitional Finance Authority Revenue,
Future Tax Secured, Fiscal 2011, Subordinate, Refunding, Series E, 4.50%, 11/01/19	10,000,000	11,065,900
Future Tax Secured, Fiscal 2012, Subordinate, Series E, Sub Series E-1, 5.00%, 2/01/23	5,000,000	6,011,000
Future Tax Secured, New York City Recovery, Fiscal 2003, Sub Series 13, 5.00%, 11/01/22	6,800,000	8,286,548
Future Tax Secured, Sub Series A-1, Pre-Refunded, 5.00%, 5/01/22	2,365,000	2,608,429
Future Tax Secured, Subordinate, Fiscal 2010, Series A, Sub Series A-1, 5.00%, 5/01/22	7,635,000	8,427,055
Future Tax Secured, Subordinate, Fiscal 2016, Series A, Sub Series A-1, 5.00%, 8/01/28	5,000,000	6,299,650
Future Tax Secured, Subordinate, Fiscal 2016, Series F, Sub Series F-3, 5.00%, 2/01/30	10,000,000	12,443,400
Future Tax Secured, Subordinate, Fiscal 2017, Series A, Sub Series A-1, 4.00%, 5/01/30	5,000,000	5,703,450
Future Tax Secured, Subordinate, Refunding, Series B, 5.00%, 11/01/22	85,000	87,088
Future Tax Secured, Subordinate, Refunding, Series B, 5.00%, 11/01/23	3,170,000	3,247,507
Future Tax Secured, Subordinate, Series B, Pre-Refunded, 5.00%, 11/01/22.	75,000	76,825
Future Tax Secured, Subordinate, Series B, Pre-Refunded, 5.00%, 11/01/23.	6,265,000	6,417,427
New York City Trust for Cultural Resources Revenue,
The Museum of Modern Art, Refunding, Series One-E, 4.00%, 4/01/26	15,000,000	18,142,950
The Museum of Modern Art, Series One-A, ETM, 5.00%, 10/01/17	5,000,000	5,206,450
Whitney Museum of American Art, 5.00%, 7/01/21.	9,760,000	11,332,043
New York Convention Center Development Corp. Revenue, Hotel Unit Fee Secured, Refunding, 5.00%,
11/15/25	2,250,000	2,913,818
New York State Dormitory Authority Lease Revenues, Master Boces Program, Delaware Chenango
Madison Otsego Board of Cooperative Educational Services Issue, XLCA Insured, Pre-Refunded,
5.00%, 8/15/21	5,340,000	5,532,026
New York State Dormitory Authority Revenues,
Department of Health, Refunding, 5.25%, 7/01/17	5,000,000	5,016,450
Department of Health, Refunding, Sub Series 2, NATL Insured, 5.00%, 7/01/18	5,000,000	5,015,300
Memorial Sloan-Kettering Cancer Center, Series C, NATL Insured, 5.50%, 7/01/23	9,450,000	11,814,484
New York University, Series 1, AMBAC Insured, 5.50%, 7/01/18.	500,000	540,130
Non-State Supported Debt, Bishop Henry B. Hucles Nursing Home Inc., 5.00%, 7/01/24	4,765,000	4,781,344
Non-State Supported Debt, Columbia University, Series A-1, 5.00%, 10/01/26.	6,500,000	8,617,245
Non-State Supported Debt, Master Boces Program Lease, Oneida Herkimer Madison, Refunding,
5.00%, 8/15/28	1,100,000	1,390,609
Non-State Supported Debt, Memorial Sloan-Kettering Cancer Center, Refunding, Series 1, 5.00%,
7/01/23	1,250,000	1,491,163

franklintempleton.com

Annual Report

FRANKLIN NEW YORK TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin New York Intermediate-Term Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
New York (continued)
New York State Dormitory Authority Revenues, (continued)
Non-State Supported Debt, Mount Sinai School of Medicine of New York University, NATL Insured,
Pre-Refunded, 5.00%, 7/01/19	$2,500,000	$2,577,350
Non-State Supported Debt, Mount Sinai School of Medicine of New York University, NATL Insured,
Pre-Refunded, 5.00%, 7/01/20	3,670,000	3,783,550
Non-State Supported Debt, Mount Sinai School of Medicine of New York University, Series A,
5.00%, 7/01/19	1,500,000	1,653,960
Non-State Supported Debt, Mount Sinai School of Medicine of New York University, Series A,
5.00%, 7/01/21	3,000,000	3,395,520
Non-State Supported Debt, Municipal Health Facilities Improvement Program, Lease, New York City
Issue, Refunding, Series A, 3.375%, 5/15/21	1,980,000	2,123,015
Non-State Supported Debt, Municipal Health Facilities Improvement Program, Lease, New York City
Issue, Refunding, Series A, 3.50%, 5/15/22	2,000,000	2,146,640
Non-State Supported Debt, Municipal Health Facilities Improvement Program, Lease, New York City
Issue, Refunding, Series A, 3.625%, 5/15/23	2,000,000	2,147,360
Non-State Supported Debt, Municipal Health Facilities Improvement Program, Lease, New York City
Issue, Refunding, Series A, 3.75%, 5/15/24	2,000,000	2,151,720
Non-State Supported Debt, Municipal Health Facilities Improvement Program, Lease, New York City
Issue, Series 1, 4.00%, 1/15/21	13,510,000	14,731,169
Non-State Supported Debt, Municipal Health Facilities Improvement Program, Lease, New York City
Issue, Series 2, Sub Series 2-2, 5.00%, 1/15/21	6,675,000	7,007,816
Non-State Supported Debt, New York University, Series A, 5.00%, 7/01/23	7,400,000	8,216,738
Non-State Supported Debt, New York University, Series A, 5.00%, 7/01/26	4,000,000	5,175,880
Non-State Supported Debt, New York University, Series A, AMBAC Insured, Pre-Refunded, 5.00%,
7/01/23	2,000,000	2,061,880
Non-State Supported Debt, New York University Hospitals Center, Refunding, 5.00%, 7/01/21	3,000,000	3,523,590
Non-State Supported Debt, New York University Hospitals Center, Refunding, 5.00%, 7/01/26	1,000,000	1,235,870
Non-State Supported Debt, North Shore-Long Island Jewish Obligated Group, Refunding, Series A,
5.00%, 5/01/27	6,000,000	7,443,420
Non-State Supported Debt, North Shore-Long Island Jewish Obligated Group, Refunding, Series E,
5.00%, 5/01/19	5,000,000	5,493,200
Non-State Supported Debt, North Shore-Long Island Jewish Obligated Group, Refunding, Series E,
5.00%, 5/01/20	11,695,000	12,854,793
Non-State Supported Debt, North Shore-Long Island Jewish Obligated Group, Series A, Pre-
Refunded, 5.00%, 5/01/23	2,000,000	2,048,080
Non-State Supported Debt, NYSARC Inc., Series A, 5.00%, 7/01/17	2,825,000	2,908,790
Non-State Supported Debt, NYSARC Inc., Series A, 5.00%, 7/01/19	1,250,000	1,368,000
Non-State Supported Debt, Rochester Institute of Technology, Refunding, 5.00%, 7/01/24	2,750,000	3,272,308
Non-State Supported Debt, Rochester Institute of Technology, Refunding, 4.00%, 7/01/26	4,000,000	4,470,720
Non-State Supported Debt, School District Bond Financing Program, Series C, Assured Guaranty,
Pre-Refunded, 7.25%, 10/01/28	7,615,000	8,562,839
Non-State Supported Debt, School Districts, Financing Program, Series A, AGMC Insured, 5.00%,
10/01/18	7,495,000	8,087,030
Non-State Supported Debt, School Districts, Financing Program, Series A, AGMC Insured, 5.00%,
10/01/19	4,000,000	4,466,200
Non-State Supported Debt, School Districts, Financing Program, Series A, AGMC Insured, 5.00%,
10/01/23	14,280,000	16,405,435
Non-State Supported Debt, School Districts, Financing Program, Series A, Assured Guaranty,
5.00%, 10/01/24	430,000	479,712
Non-State Supported Debt, School Districts Bond Financing Program, Series A, 5.00%, 10/01/24	7,055,000	8,345,712

16 Annual Report

franklintempleton.com

FRANKLIN NEW YORK TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin New York Intermediate-Term Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
New York (continued)
New York State Dormitory Authority Revenues, (continued)
Non-State Supported Debt, School Districts Bond Financing Program, Series A, AGMC Insured,
5.00%, 10/01/23	$6,425,000	$7,732,937
Non-State Supported Debt, School Districts Financing Program, Series A, Assured Guaranty,
Pre-Refunded, 5.00%, 10/01/24	4,570,000	5,118,446
Non-State Supported Debt, St. John’s University, Series A, NATL Insured, Pre-Refunded, 5.00%,
7/01/24	1,000,000	1,030,940
Non-State Supported Debt, Student Housing Corp., NATL Insured, 5.25%, 7/01/22	1,250,000	1,444,238
Non-State Supported Debt, University of Rochester, Series A-1, Pre-Refunded, 5.00%, 7/01/22	500,000	505,045
Non-State Supported Debt, Upstate Community Colleges, Refunding, Series B, NATL Insured,
5.50%, 7/01/22	10,000,000	12,352,600
Non-State Supported Debt, Wyckoff Heights Medical Center, Refunding, 5.00%, 2/15/21	1,000,000	1,159,130
Secondarily Insured, City University, Consolidated Fifth General Resolution, Refunding, Series B,
BHAC Insured, 5.00%, 7/01/21.	10,160,000	10,880,649
State Supported Debt, City University System, Consolidated Fifth General Resolution, Series A,
NATL Insured, 5.50%, 7/01/22	9,240,000	11,431,081
State Supported Debt, Mental Health Services Facilities Improvement, Series A, AGMC Insured,
5.00%, 2/15/19	5,405,000	5,817,185
State Supported Debt, Mental Health Services Facilities Improvement, Series A, AGMC Insured,
5.00%, 2/15/20	3,460,000	3,723,202
State Supported Debt, Mental Health Services Facilities Improvement, Series A, AGMC Insured,
5.00%, 2/15/21	5,400,000	5,809,752
State Supported Debt, Mental Health Services Facilities Improvement, Series A, AGMC Insured,
Pre-Refunded, 5.00%, 2/15/19	65,000	69,970
State Supported Debt, Mental Health Services Facilities Improvement, Series A, AGMC Insured,
Pre-Refunded, 5.00%, 2/15/20	40,000	43,059
State Supported Debt, Mental Health Services Facilities Improvement, Series A, AGMC Insured,
Pre-Refunded, 5.00%, 2/15/21	75,000	80,734
State Supported Debt, State University Educational Facilities Issue, Third General Resolution,
Refunding, Series A, NATL Insured, 5.50%, 5/15/21	7,000,000	8,405,460
State Supported Debt, State University Educational Facilities Issue, Third General Resolution,
Refunding, Series A, NATL Insured, 5.50%, 5/15/24	7,790,000	10,062,109
Third General Resolution, State University Educational Facilities Issue, Refunding, Series A, 5.00%,
5/15/26	8,000,000	9,577,520
New York State Dormitory Authority Sales Tax Revenue,
5.00%, 3/15/28	5,000,000	6,429,800
Refunding, Series A, 5.00%, 3/15/25	12,000,000	15,330,360
Series B, 5.00%, 3/15/29	15,000,000	18,906,600
New York State Dormitory Authority State Personal Income Tax Revenue,
General Purpose, Refunding, Series A, 5.00%, 2/15/25	8,000,000	9,975,920
Refunding, Series A, 5.00%, 2/15/21	7,120,000	8,063,970
Series A, Pre-Refunded, 5.00%, 2/15/21	15,000	16,983
New York State Environmental Facilities Corp. State Clean Water and Drinking Water Revenue,
New York City Muncipal Water Finance Authority Projects, Second Resolution, sub. bond,
Refunding, Series A, 5.00%, 6/15/29.	3,000,000	3,844,260
Revolving Funds, New York City Municipal Water Finance Authority Projects, Second Resolution,
Subordinate, Refunding, Series A, 5.00%, 6/15/22	5,600,000	6,822,984
New York State Environmental Facilities Corp. State Personal Income Tax Revenue, Series A, 5.00%,
12/15/21	1,115,000	1,215,885

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Annual Report

FRANKLIN NEW YORK TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin New York Intermediate-Term Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
New York (continued)
New York State GO,
Series A, 5.00%, 3/01/26.	$5,000,000	$6,126,550
Series A, 5.00%, 3/15/26.	5,195,000	6,670,016
Series E, 3.25%, 12/15/26	10,520,000	11,398,104
New York State Local Government Assistance Corp. Revenue,
Refunding, Series E, FGIC Insured, 5.00%, 4/01/21	7,840,000	8,912,198
senior lien, Refunding, Series B-C/D, 5.00%, 4/01/20	5,000,000	5,525,600
New York State Municipal Bond Bank Agency Revenue,
Series C, Sub Series C1, Assured Guaranty, 5.00%, 2/15/20	5,705,000	6,439,119
Series C, Sub Series C1, Assured Guaranty, 5.00%, 2/15/21	5,790,000	6,539,168
Series C, Sub Series C1, Assured Guaranty, 5.00%, 2/15/22	4,615,000	5,220,303
New York State Thruway Authority General Revenue,
Refunding, Series K, 5.00%, 1/01/28	10,000,000	12,422,500
Refunding, Series K, 5.00%, 1/01/29	10,000,000	12,225,500
Series I, 5.00%, 1/01/25	5,000,000	5,922,750
New York State Thruway Authority Revenue,
Highway and Bridge Trust Fund, Second General, Series B, Pre-Refunded, 5.00%, 4/01/18	5,000,000	5,203,900
Local Highway and Bridge Service Contract, Refunding, 5.00%, 4/01/20	5,000,000	5,606,350
New York State Thruway Authority Second General Highway and Bridge Trust Fund Revenue,
Series A, 5.00%, 4/01/23.	5,000,000	5,684,050
Series B, 5.00%, 4/01/21	5,000,000	5,504,750
New York State Thruway Authority State Personal Income Tax Revenue,
Transportation, Series A, 5.00%, 3/15/21	10,000,000	10,989,000
Transportation, Series A, 5.00%, 3/15/26	5,000,000	5,855,400
New York State Urban Development Corp. Revenue,
Refunding, Series D, Assured Guaranty, 5.50%, 1/01/19	10,000,000	11,010,100
Service Contract, Refunding, Series A, Sub Series A-2, 5.00%, 1/01/22	7,650,000	8,638,380
Service Contract, Refunding, Series C, 5.00%, 1/01/22.	7,410,000	7,942,260
State Personal Income Tax, Economic Development and Housing, Series A, Sub Series A-1, 5.00%,
12/15/22	1,500,000	1,635,375
State Personal Income Tax, Economic Development and Housing, Series A, Sub Series A-1, 5.00%,
12/15/23	2,500,000	2,725,050
State Personal Income Tax, General Purpose, Series E, 5.00%, 3/15/22	5,000,000	6,010,150
Niagara Falls Bridge Commission Toll Revenue, Bridge System, Series A, Assured Guaranty, 4.00%,
10/01/19	11,300,000	11,900,482
Niagara Falls Public Water Authority Water and Sewer System Revenue, Series A, BAM Insured, 5.00%,
7/15/29	7,060,000	8,298,183
Port Authority of New York and New Jersey Revenue,
Consolidated, One Hundred Eighty-Fourth Series, Refunding, 5.00%, 9/01/25.	2,655,000	3,343,017
Consolidated, One Hundred Eighty-Fourth Series, Refunding, 5.00%, 9/01/28.	3,250,000	4,053,790
Refunding, Series 194, 5.00%, 10/15/28	9,085,000	11,506,062
Sachem CSD Holbrook GO,
Refunding, 4.00%, 10/15/25	6,905,000	8,177,315
Refunding, 4.00%, 10/15/27	3,425,000	4,005,401
St. Lawrence County IDA Civic Facility Revenue, St. Lawrence University Project, Series A, ETM, 5.00%,
10/01/16	11,000,000	11,000,000
Suffolk County EDC Revenue,
Catholic Health Services, Long Island Obligated Group Project, Pre-Refunded, 5.00%, 7/01/28.	1,755,000	2,070,163
Catholic Health Services, Long Island Obligated Group Project, Refunding, 5.00%, 7/01/28	10,245,000	11,602,872

18 Annual Report

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FRANKLIN NEW YORK TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin New York Intermediate-Term Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
New York (continued)
Suffolk County GO,
Refunding, AGMC Insured, 5.00%, 2/01/23	$5,045,000	$6,079,124
Refunding, Series A, 5.00%, 4/01/19	3,435,000	3,763,008
Refunding, Series A, 5.00%, 4/01/20	2,240,000	2,443,482
Syracuse GO, Public Improvement, Refunding, Series B, Assured Guaranty, 4.00%, 4/15/18	1,050,000	1,097,807
Triborough Bridge and Tunnel Authority Revenues,
Cabs, Refunding, Sub-Series A, zero cpn., 11/15/31.	5,000,000	3,265,150
Capital Appreciation, Subordinate, Refunding, Series A, zero cpn., 11/15/30	14,175,000	9,681,808
General, MTA Bridges and Tunnels, Series B-3, 5.00%, 11/15/34	3,480,000	4,293,346
General, Refunding, Series A, 5.00%, 1/01/27	10,000,000	11,923,700
General Purpose, Refunding, Series A, 5.00%, 11/15/28.	8,200,000	10,472,958
Refunding, Sub Series A, BAM Insured, 5.00%, 11/15/24	10,710,000	13,212,391
Ulster County GO,
Public Improvement, Refunding, 5.00%, 11/15/24.	2,600,000	3,091,192
Public Improvement, Refunding, 5.00%, 11/15/28.	2,995,000	3,536,346
Utility Debt Securitization Authority Revenue,
Restructuring, Refunding, 5.00%, 6/15/23	1,500,000	1,767,675
Restructuring, Refunding, 5.00%, 12/15/23	1,700,000	2,030,021
Restructuring, Refunding, 5.00%, 6/15/24	1,625,000	1,961,895
Restructuring, Refunding, 5.00%, 12/15/24	1,000,000	1,221,500
Restructuring, Refunding, Series A, 5.00%, 6/15/26	5,000,000	6,283,650
Yonkers GO, Series A, AGMC Insured, 5.00%, 10/01/24.	1,000,000	1,156,690
Total Municipal Bonds before Short Term Investments (Cost $1,096,571,975)		1,179,067,655

Short Term Investments 0.6%
Municipal Bonds 0.6%
New York 0.6%
[b] New York City Municipal Water Finance Authority Water and Sewer System Revenue, Second General
Resolution, Fiscal 2014, Refunding, Series AA, Sub Series AA-4, Daily VRDN and Put, 0.91%, 6/15/49	1,800,000	1,800,000
[b] New York City Transitional Finance Authority Revenue, Future Tax Secured, Fiscal 2013, Subordinate,
Series C, Sub Series C-4, Daily VRDN and Put, 0.86%, 11/01/36	5,400,000	5,400,000
Total Short Term Investments (Cost $7,200,000)		7,200,000
Total Investments (Cost $1,103,771,975) 99.4%		1,186,267,655
Other Assets, less Liabilities 0.6%.		6,607,791
Net Assets 100.0%		$1,192,875,446

See Abbreviations on page 29.

aSecurity purchased on a when-issued basis. See Note 1(b).
bVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

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The accompanying notes are an integral part of these financial statements. | Annual Report 19

FRANKLIN NEW YORK TAX-FREE TRUST

Financial Statements

Statement of Assets and Liabilities
September 30, 2016

Franklin New York Intermediate-Term Tax-Free Income Fund

Assets:
Investments in securities:
Cost	$1,103,771,975
Value.	$1,186,267,655
Cash.	97,364
Receivables:
Capital shares sold	1,185,315
Interest	13,975,830
Other assets	309
Total assets	1,201,526,473
Liabilities:
Payables:
Investment securities purchased	6,299,650
Capital shares redeemed	1,104,603
Management fees	467,384
Distribution fees	304,656
Transfer agent fees	73,507
Distributions to shareholders	316,557
Accrued expenses and other liabilities.	84,670
Total liabilities	8,651,027
Net assets, at value	$1,192,875,446
Net assets consist of:
Paid-in capital	$1,117,439,640
Undistributed net investment income	815,090
Net unrealized appreciation (depreciation)	82,495,680
Accumulated net realized gain (loss)	(7,874,964)
Net assets, at value	$1,192,875,446
Class A:
Net assets, at value	$574,904,836
Shares outstanding.	48,156,365
Net asset value per share[a]	$11.94
Maximum offering price per share (net asset value per share ÷ 97.75%)	$12.21
Class C:
Net assets, at value	$192,804,834
Shares outstanding.	16,100,057
Net asset value and maximum offering price per share[a]	$11.98
Advisor Class:
Net assets, at value	$425,165,776
Shares outstanding.	35,519,769
Net asset value and maximum offering price per share	$11.97

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

20 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN NEW YORK TAX-FREE TRUST

FINANCIAL STATEMENTS

Statement of Operations for the year ended September 30, 2016

Franklin New York Intermediate-Term Tax-Free Income Fund

Investment income:
Interest	$36,079,545
Expenses:
Management fees (Note 3a)	5,368,344
Distribution fees: (Note 3c)
Class A	557,305
Class C	1,171,368
Transfer agent fees: (Note 3e)
Class A	273,005
Class C	88,023
Advisor Class	193,789
Custodian fees	9,623
Reports to shareholders	55,805
Registration and filing fees	37,003
Professional fees.	48,004
Trustees’ fees and expenses.	48,266
Other	75,487
Total expenses	7,926,022
Net investment income	28,153,523
Realized and unrealized gains (losses):
Net realized gain (loss) from investments	(133,682)
Net change in unrealized appreciation (depreciation) on investments	17,474,762
Net realized and unrealized gain (loss)	17,341,080
Net increase (decrease) in net assets resulting from operations	$45,494,603

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The accompanying notes are an integral part of these financial statements. | Annual Report 21

FRANKLIN NEW YORK TAX-FREE TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Franklin New York Intermediate-Term Tax-Free Income Fund

	Year Ended September 30,
	2016	2015
Increase (decrease) in net assets:
Operations:
Net investment income	$28,153,523	$27,655,639
Net realized gain (loss)	(133,682)	(622,204)
Net change in unrealized appreciation (depreciation)	17,474,762	874,923
Net increase (decrease) in net assets resulting from operations	45,494,603	27,908,358
Distributions to shareholders from:
Net investment income:
Class A	(14,171,470)	(14,271,974)
Class C	(3,579,018)	(3,369,444)
Advisor Class.	(10,398,039)	(9,737,290)
Total distributions to shareholders	(28,148,527)	(27,378,708)
Capital share transactions: (Note 2)
Class A	31,192,555	12,621,426
Class C	25,076,128	11,658,930
Advisor Class.	53,633,964	52,237,738
Total capital share transactions	109,902,647	76,518,094
Net increase (decrease) in net assets	127,248,723	77,047,744
Net assets:
Beginning of year	1,065,626,723	988,578,979
End of year	$1,192,875,446	$1,065,626,723
Undistributed net investment income included in net assets:
End of year	$815,090	$810,094

22 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN NEW YORK TAX-FREE TRUST

Notes to Financial Statements

Franklin New York Intermediate-Term Tax-Free Income Fund

1. Organization and Significant Accounting Policies

Franklin New York Tax-Free Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of one fund, Franklin New York Intermediate-Term Tax-Free Income Fund (Fund) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Fund offers three classes of shares: Class A, Class C and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

b. Securities Purchased on a When-Issued Basis

The Fund purchases securities on a when-issued basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

c. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its income and net realized gains to relieve it from federal income and excise taxes As a result, no provision for U.S. federal income taxes is required.

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FRANKLIN NEW YORK TAX-FREE TRUST NOTES TO FINANCIAL STATEMENTS

Franklin New York Intermediate-Term Tax-Free Income Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

c. Income Taxes (continued)

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of September 30, 2016, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividends from net investment income are normally declared daily; these dividends may be reinvested or paid monthly to shareholders. Distributions to shareholders are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

e. Insurance

The scheduled payments of interest and principal for each insured municipal security in Fund are insured by either a new issue insurance policy, a portfolio insurance policy, or a secondary insurance policy. Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.

Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, an event involving an insurer could have an adverse effect on the value of the securities insured by that insurance company. There can be no assurance the insurer will be able to fulfill its obligations under the terms of the policy.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

24 Annual Report

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FRANKLIN NEW YORK TAX-FREE TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin New York Intermediate-Term Tax-Free Income Fund (continued)

2. Shares of Beneficial Interest

At September 30, 2016, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

			Year Ended September 30,
		2016			2015
	Shares		Amount	Shares		Amount
Class A Shares:
Shares sold	8,162,389		$97,122,322	6,843,237		$80,471,681
Shares issued in reinvestment of distributions	1,078,873		12,847,441	1,083,668		12,745,499
Shares redeemed	(6,620,286)		(78,777,208)	(6,860,550)		(80,595,754)
Net increase (decrease)	2,620,976		$31,192,555	1,066,355		$12,621,426
Class C Shares:
Shares sold	3,721,690		$44,444,704	2,698,448		$31,804,474
Shares issued in reinvestment of distributions	239,954		2,866,582	228,282		2,692,660
Shares redeemed	(1,863,877)		(22,235,158)	(1,939,196)		(22,838,204)
Net increase (decrease)	2,097,767		$25,076,128	987,534		$11,658,930
Advisor Class Shares:
Shares sold	9,588,817	$114,482,690		8,875,361	$104,556,072
Shares issued in reinvestment of distributions	708,104		8,456,946	670,202		7,900,288
Shares redeemed	(5,805,208)		(69,305,672)	(5,119,801)		(60,218,622)
Net increase (decrease)	4,491,713		$53,633,964	4,425,762		$52,237,738

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officer and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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FRANKLIN NEW YORK TAX-FREE TRUST NOTES TO FINANCIAL STATEMENTS

Franklin New York Intermediate-Term Tax-Free Income Fund (continued)

3. Transactions with Affiliates (continued)

a. Management Fees

The Fund pays an investment management fee to Advisers based on the month-end net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	In excess of $20 billion

For the year ended September 30, 2016, the effective investment management fee rate was 0.474% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rate, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.10%
Class C	0.65%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to
unaffiliated brokers/dealers.	$78,011
CDSC retained	$35,435

26 Annual Report

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NOTES TO FINANCIAL STATEMENTS

Franklin New York Intermediate-Term Tax-Free Income Fund (continued)

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburse Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets.

For the year ended September 30, 2016, the Fund paid transfer agent fees of $554,817, of which $140,869 was retained by Investor Services.

f. Interfund Transactions

The Fund engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. During the year ended September 30, 2016, the purchase and sale transactions aggregated $0 and $16,040,000, respectively.

4. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At September 30, 2016, capital loss carryforwards were as follows:

Capital loss carryforwards subject to expiration:
2017	$1,199,413
2018	1,069,047
Capital loss carryforwards not subject to expiration:
Short term	5,130,470
Long term	476,034
Total capital loss carryforwards	$7,874,964

On September 30, 2016, the Fund had expired capital loss carryforwards of $1,391,438, which were reclassified to paid-in capital.

The tax character of distributions paid during the years ended September 30, 2016 and 2015, was as follows:

	2016	2015
Distributions from tax exempt income	$28,148,527	$27,378,708

At September 30, 2016, the cost of investments, net unrealized appreciation (depreciation) and undistributed tax exempt income for income tax purposes were as follows:

Cost of investments.	$1,103,579,644

Unrealized appreciation	$83,018,866
Unrealized depreciation	(330,855)
Net unrealized appreciation (depreciation)	$82,688,011
Distributable earnings - undistributed tax exempt
income	$939,315

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of bond discounts.

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FRANKLIN NEW YORK TAX-FREE TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin New York Intermediate-Term Tax-Free Income Fund (continued)

5. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended September 30, 2016, aggregated $163,317,467 and $36,747,440, respectively.

6. Concentration of Risk

The Fund invests a large percentage of its total assets in obligations of issuers within New York. Such concentration may subject the Fund to risks associated with industrial or regional matters, and economic, political or legal developments occurring within New York. In addition, investments in these securities are sensitive to interest rate changes and credit risk of the issuer and may subject the Fund to increased market volatility. The market for these investments may be limited, which may make them difficult to buy or sell.

7. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 10, 2017. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. Effective February 12, 2016, the annual commitment fee is 0.15%. These fees are reflected in other expenses in the Statement of Operations. During the year ended September 30, 2016, the Fund did not use the Global Credit Facility.

8. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from The independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At September 30, 2016, all of the Fund’s investments in financial instruments carried at fair value were valued using Level 2 inputs.

28 Annual Report

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NOTES TO FINANCIAL STATEMENTS

Franklin New York Intermediate-Term Tax-Free Income Fund (continued)

9. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Selected Portfolio
AGMC	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
BAM	Build America Mutual Assurance Co.
BHAC	Berkshire Hathaway Assurance Corp.
CSD	Central School District
EDC	Economic Development Corp.
ETM	Escrow to Maturity
FGIC	Financial Guaranty Insurance Co.
GO	General Obligation
HDC	Housing Development Corp.
IDA	Industrial Development Authority/Agency
IDAR	Industrial Development Authority Revenue
IDC	Industrial Development Corp.
MFHR	Multi-Family Housing Revenue
MTA	Metropolitan Transit Authority
NATL	National Public Financial Guarantee Corp.
XLCA	XL Capital Assurance

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Annual Report

FRANKLIN NEW YORK TAX-FREE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin New York Intermediate-Term Tax-Free Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin New York Intermediate-Term Tax-Free Income Fund (the "Fund") at September 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2016 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California November 16, 2016

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Tax Information (unaudited)

Franklin New York Intermediate-Term Tax-Free Income Fund

Under Section 852(b)(5)(A) of the Internal Revenue Code, the Fund hereby reports 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended September 30, 2016. A portion of the Fund’s exempt-interest dividends may be subject to the federal alternative minimum tax. By mid-February 2017, shareholders will be notified of amounts for use in preparing their 2016 income tax returns.

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FRANKLIN NEW YORK TAX-FREE TRUST

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Harris J. Ashton (1932)	Trustee	Since 1986	143	Bar-S Foods (meat packing company)
One Franklin Parkway				(1981-2010).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive
Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Mary C. Choksi (1950)	Trustee	Since 2014	137	Avis Budget Group Inc. (car rental)
One Franklin Parkway				(2007-present), Omnicom Group Inc.
San Mateo, CA 94403-1906				(advertising and marketing
				communications services)
				(2011-present) and H.J. Heinz
				Company (processed foods and allied
				products) (1998-2006).
Principal Occupation During at Least the Past 5 Years:
Senior Advisor, Strategic Investment Group (investment management group) (2015-present); director of various companies; and formerly,
Founding Partner and Senior Managing Director, Strategic Investment Group (1987–2015); Founding Partner and Managing Director, Emerging
Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment
Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952)	Trustee	Since 2005	143	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas) (1993-present),
San Mateo, CA 94403-1906				Canadian National Railway (railroad)
				(2001-present), White Mountains
				Insurance Group, Ltd. (holding
				company) (2004-present), RTI
				International Metals, Inc. (manufacture
				and distribution of titanium)
				(1999-2015) and H.J. Heinz Company
				(processed foods and allied products)
				(1994-2013).
Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

J. Michael Luttig (1954)	Trustee	Since 2009	143	Boeing Capital Corporation (aircraft
One Franklin Parkway				financing) (2006-2013).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company) (2006-present);
and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

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Independent Board Members (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Larry D. Thompson	Trustee	Since 2007	143	The Southern Company (energy
One Franklin Parkway				company) (2014-present; previously
San Mateo, CA 94403-1906				2010-2012), Graham Holdings
Company (education and media
organization) (2011-present) and
Cbeyond, Inc. (business
communications provider)
(2010-2012).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present;
previously 2011-2012); and formerly, Executive Vice President - Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc.
(consumer products) (2012-2014); Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011);
Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney
General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959)	Lead	Trustee	117	None
One Franklin Parkway	Independent	since 2007
San Mateo, CA 94403-1906	Trustee	and Lead
Independent
Trustee
since 2008
Principal Occupation During at Least the Past 5 Years:
President, Staples Europe (office supplies) (2012-present); President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail)
(1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President –
Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm)
(1986-1990).

Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2007	159	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member - Office of the Chairman, Director, and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin
Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940)	Chairman of	Since 2013	143	None
One Franklin Parkway	the Board
San Mateo, CA 94403-1906	and Trustee
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.

Sheila Amoroso (1959)	Vice President	Since 1999	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Rafael R. Costas, Jr. (1965)	Vice President	Since 1999	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton Investments.

Laura F. Fergerson (1962)	Chief	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Executive
San Mateo, CA 94403-1906	Officer -
Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; Vice President, Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC; and
officer of 45 of the investment companies in Franklin Templeton Investments.

Gaston Gardey (1967)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief
San Mateo, CA 94403-1906	Financial
Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin
Templeton Investments.

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton
Investments.

Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert Lim (1948)	Vice	Since May 2016	Not Applicable	Not Applicable
One Franklin Parkway	President
San Mateo, CA 94403-1906	– AML
Compliance
Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton
Investor Services, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

Christopher J. Molumphy	President	Since 2010	Not Applicable	Not Applicable
(1962)	and Chief
One Franklin Parkway	Executive
San Mateo, CA 94403-1906	Officer -
Investment
Management
Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the
South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2006	Not Applicable	Not Applicable
One Franklin Parkway	and
San Mateo, CA 94403-1906	Secretary
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton
Investments.

Navid J. Tofigh (1972)	Vice President	Since 2015	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Thomas Walsh (1961)	Vice President	Since 1999	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

Lori A. Weber (1964)	Vice President	Since 2011	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director ofFranklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change. Note 3: Effective November 1, 2016, Frank A. Olson ceased to be a trustee of the Trust.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2007. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.

Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Consolidated Statement of Investments

The Trust, on behalf of the Fund, files a complete consolidated statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive each Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2016 Franklin Templeton Investments. All rights reserved.	153 A 11/16

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $35,150 for the fiscal year ended September 30, 2016 and $35,131 for the fiscal year ended September 30, 2015.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended September 30, 2016 and $412 for the fiscal year ended September 30, 2015. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $539,168 for the fiscal year ended September 30, 2016 and $387,983 for the fiscal year ended September 30, 2015. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process and derivatives assessments, and review of system processes related to fixed income securities.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i)   pre-approval of all audit and audit related services;

      (ii)  pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv)  establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $539,168 for the fiscal year ended September 30, 2016 and $388,395 for the fiscal year ended September 30, 2015.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.              N/A

Item 6. Schedule of Investments.                            N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.                     N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.                                                     N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.              N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)  Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN NEW YORK TAX-FREE TRUST

By /s/Laura F.Fergerson

      Laura F. Fergerson

      Chief Executive Officer - Finance and Administration

Date  November 25, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Laura F. Fergerson

      Laura F. Fergerson

      Chief Executive Officer - Finance and Administration

Date  November 25, 2016

By /s/Gaston Gardey

      Gaston Gardey

      Chief Financial Officer and Chief Accounting Officer

Date  November 25, 2016